UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 6, 2005


                         UNITEDHEALTH GROUP INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

                001-10864                               41-1321939
         (Commission File Number)            (IRS Employer Identification No.)

        UNITEDHEALTH GROUP CENTER
          9900 BREN ROAD EAST
          MINNETONKA, MINNESOTA                           55343
 (Address of Principal Executive Offices)               (Zip Code)

                                 (952) 936-1300
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On July 6, 2005, UnitedHealth Group Incorporated, a Minnesota corporation ("UnitedHealth Group"), Point Acquisition LLC, a Delaware limited liability company and a direct wholly owned subsidiary of UnitedHealth Group ("Merger Sub"), and PacifiCare Health Systems, Inc., a Delaware corporation ("PacifiCare"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, PacifiCare will merge with and into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving entity in the merger.

At the effective time of the Merger, each issued and outstanding share of PacifiCare common stock (other than shares owned by PacifiCare (as treasury stock or otherwise), which shares will be cancelled, and other than shares with respect to which appraisal rights under Delaware law have been perfected) will be converted into the right to receive (i) 1.10 shares of UnitedHealth Group common stock, and (ii) $21.50 in cash, on the terms specified in the Merger Agreement.

The Merger Agreement grants UnitedHealth Group the right to effect the Merger by Merger Sub converting into a Delaware corporation ("Corporate Merger Subsidiary") and Corporate Merger Subsidiary merging with and into PacifiCare (the "Reverse Merger"). The Merger Agreement conditions the foregoing right on UnitedHealth Group's part on such alternate structure not precluding the delivery of legal opinions to the effect that the Reverse Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, as well as such alternate structure not (i) resulting in any change in the merger consideration, (ii) being materially adverse to the interests of UnitedHealth Group, PacifiCare, Merger Sub or the respective stockholders of UnitedHealth Group and PacifiCare, or (iii) unreasonably impeding or delaying completion of the transaction.

UnitedHealth Group and PacifiCare have each made representations and warranties to each other in the Merger Agreement. PacifiCare has made certain covenants in the Merger Agreement, including, among others, covenants, subject to certain exceptions, (A) to conduct its business in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger, (B) to cause a stockholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement, (C) for its Board of Directors to recommend adoption and approval by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (D) not to solicit proposals relating to alternative business combination transactions, (E) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, and (F) to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (including obtaining necessary governmental consents and approvals) to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. In addition, UnitedHealth Group has made certain covenants in the Merger Agreement, including among others, covenants regarding the matters referred to in clause
(F) of the preceding sentence and relating to employee matters.


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
Completion of the Merger is subject to mutual conditions, including, among others, (i) approval of the requisite holders of PacifiCare common stock, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order, injunction or other judgment or decree, prohibiting the consummation of the Merger, (iv) the receipt of specified governmental consents and approvals, (v) subject to certain exceptions, the accuracy of the representations and warranties with respect to PacifiCare's and UnitedHealth Group's business, as applicable, and compliance by PacifiCare and UnitedHealth Group with their respective obligations under the Merger Agreement, and (vi) receipt of customary tax opinions. Additionally, UnitedHealth Group's obligation to complete the Merger is subject to certain conditions, including, among others, (i) receipt of specified governmental consents and approvals, without the imposition of certain restrictions or conditions, (ii) absence of certain litigation by federal or state governmental authorities which seek, among other things, the imposition of certain conditions or restrictions and
(iii) absence of certain orders, injunctions or other judgments or decrees, which impose certain conditions or restrictions.

The Merger Agreement contains certain termination rights for both UnitedHealth Group and PacifiCare, and further provides that, upon termination of the Merger Agreement under specified circumstances, PacifiCare may be required to pay UnitedHealth Group a termination fee of $243,600,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 8.01.   Other Events.

On July 6, 2005, UnitedHealth Group issued a press release announcing the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Concurrently with the execution of the Merger Agreement, United HealthCare Services, Inc., a wholly owned subsidiary of UnitedHealth Group, entered into employment agreements with 21 senior executives of PacifiCare providing for employment terms of between one and two years. These senior executives also entered into separate non-competition agreements with UnitedHealth Group with varying terms.

On July 6, 2005, United HealthCare Insurance Company and PacifiCare Health Plans Administrators, Inc., wholly owned subsidiaries of UnitedHealth Group and Pacificare respectively, also entered into separate Health Services Agreements pursuant to which each party, on behalf of itself and its affiliates, and subject to the terms and conditions of such agreements, agreed to make certain of its networks of healthcare providers in certain states available to certain customers of the other party.


                                       ***


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
Important Merger Information
----------------------------

In connection with the proposed transactions, UnitedHealth Group and PacifiCare intend to file relevant materials with the Securities and Exchange Commission
(SEC), including one or more registration statement(s) on Form S-4 that will contain a prospectus and proxy statement. Because those documents will contain important information, holders of PacifiCare common stock are urged to read them, if and when they become available. When filed with the SEC, they will be available for free (along with any other documents and reports filed by UnitedHealth Group and PacifiCare with the SEC) at the SEC's Web site, www.sec.gov. In addition, PacifiCare stockholders may obtain free copies of the documents filed with the SEC by PacifiCare by directing a written request to Pacificare Health Systems Inc., 5995 Plaza Drive, Cypress, CA 90630, Attention:
Investor Relations. Such documents are not currently available.

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of PacifiCare common stock in connection with the proposed transactions. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group's 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2005. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

PacifiCare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of PacifiCare common stock in connection with the proposed transaction. Information about the directors and executive officers of PacifiCare and their ownership of PacifiCare common stock is set forth in the proxy statement for PacifiCare's 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2005. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.


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
Forward-Looking Statements
--------------------------

This Form 8-K may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, among others, our ability to consummate the merger with PacifiCare, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; the regulatory approvals required to complete the merger may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and tax treatment of the merger and the value of the merger consideration; and those risks and uncertainties found in our filings and reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

                                       ***

Item 9.01.   Financial Statements and Exhibits.

          (c)       Exhibits

          2.1 Agreement and Plan of Merger, dated as of July 6, 2005, by and among UnitedHealth Group Incorporated, Point Acquisition LLC and PacifiCare Health Systems, Inc.

         99.1       Press Release issued by UnitedHealth Group on July 6, 2005.








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2005

                                    UNITEDHEALTH GROUP INCORPORATED


                                    By:   /s/ David J. Lubben
                                          --------------------------------------
                                          Name:    David J. Lubben
                                          Title:   General Counsel & Secretary











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
                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated as of July 6, 2005, by and among UnitedHealth Group Incorporated, Point Acquisition LLC and PacifiCare Health Systems, Inc.

         99.1       Press Release issued by UnitedHealth Group on July 6, 2005.












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